SUBORDINATION AGREEMENT

To the purchasers of 10% Convertible Promissory Notes (the “New Notes”) of CyberDefender Corporation, a California corporation (the “Company”)

Ladies and Gentlemen:

The holders of at least 75% of the outstanding principal amount (collectively, the “75% Debenture Holders”) of the Company’s 10% Secured Convertible Debentures due September 12, 2009 (the “Debentures”) desire to grant consent, for and on behalf of all of the holders of the Debentures (the “Senior Lenders”), to permit the Company to consummate a private placement involving the issuance of up to $1,200,000 in aggregate principal amount of the New Notes, as required by Section 7(a) of the Debentures. Defined terms not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement dated September 12, 2006 among the Company and the Senior Lenders (the “Purchase Agreement”). For the purpose of inducing the 75% Debenture Holders to grant the above-described consent, and in consideration thereof, the undersigned purchasers of the New Notes (“New Lenders”) agree as follows:

1.  Any and all claims of New Lenders against the Company, now or hereafter existing, are, and shall be at all times, subject and subordinate to any and all claims, now or hereafter existing which any Senior Lender may have against the Company (including any claim by the Senior Lenders for interest accruing after any Bankruptcy Event, or any claim by the Senior Lenders for any such interest which would have accrued in the absence of such Bankruptcy Event).

2.  Each New Lender agrees not to commence or threaten to commence any action or proceeding, sue upon, or to collect, or to receive payment of the principal or interest of any claim or claims now or hereafter existing which such New Lender may hold against the Company, and not to sell, assign, transfer, pledge, hypothecate, or encumber such claim or claims except subject expressly to this Agreement, and not to enforce or apply any security now or hereafter existing therefor, nor to file or join in any petition to commence any proceeding under Title 11 of the U.S. Code (the “Bankruptcy Code”), nor to take any lien or security on any of the Company’s property, real or personal, so long as any claim of Senior Lenders against the Company shall exist.

3.  In case of any Bankruptcy Event: (a) the Company and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to Senior Lenders the full amount of Senior Lenders’ claims against the Company (including interest to the date of payment) before making any payment of principal or interest to New Lenders, and insofar as may be necessary for that purpose, each New Lender hereby assigns and transfers to the Senior Lenders all rights to any payments, dividends or other distributions, and (b) each New Lender hereby irrevocably constitutes and appoints each Senior Lender its true and lawful attorney to act in its name and stead: (i) to file the appropriate claim or claims on behalf of such New Lender if such New Lender does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if any Senior Lender elects in its sole discretion to file such claim or claims and (ii) to accept or reject any plan of reorganization or arrangement on behalf of New Lenders, and to otherwise vote New Lenders’ claim in respect of any indebtedness now or hereafter owing from the Company to New Lenders in any manner the Senior Lenders deem appropriate for their respective own benefit and protection.

4.  Each New Lender acknowledges and agrees that the Senior Lenders may agree with the Company to (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future claim of the Senior Lenders against the Company, (b) increase or decrease the rate of interest payable thereon or any part thereof, (c) exchange, enforce, waive or release any security therefor, (d) apply such security and direct the order or manner of sale thereof in such manner as the Senior Lenders may determine in accordance with the Security Documents and the Debentures, (e) release the Company or any guarantor of any indebtedness of the Company from liability, and (f) make optional future advances to the Company, all without notice to the New Lenders without affecting the subordination provided by this Agreement.

5. In the event that any payment or any cash or noncash distribution is made to any New Lender in violation of the terms of this Agreement, such New Lender shall receive same in trust for the benefit of the Senior Lenders, and shall forthwith remit it to the Agent in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer same to the Senior Lenders.

6.  Until all such claims of Senior Lenders against the Company shall be paid in full, no gift or loan shall be made by the Company to any New Lender.

7.  For violation of this Agreement, each New Lender, severally and not jointly, shall be liable for all loss and damage sustained by reason of such breach, provided, however, in no event shall any New Lender be liable for any loss or damage in excess of the principal amount of such New Lender’s New Note, and in no event shall any New Lender be liable for actions taken by any other New Lender in violation of this Agreement.

8.  This Agreement shall be binding upon the heirs, successors and assigns of New Lenders, the Company and the Senior Lenders. This Agreement and any existing or future claim of a Senior Lender against the Company may be assigned by such Senior Lender, in whole or in part, without notice to New Lenders or the Company.

9. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

10. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

11. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

12. This Agreement constitutes the entire agreement among the parties with respect to the matters covered hereby and thereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

13. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

14. Each of the parties hereto acknowledges that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against either party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of New Lender

By:

Name and Title:

Address for Notice:

Fax #:

Acceptance of Subordination Agreement by Company

The undersigned being the Company named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all the provisions thereof and to recognize all priorities and other rights granted thereby to the Senior Lenders (as defined therein), their respective successors and assigns, and to perform this Agreement in accordance therewith.

Dated: ______________, 2008

CYBERDEFENDER CORPORATION

By:
Name: Gary Guseinov
Title: Chief Executive Officer

Address:	617 West 7th Street, Suite 401
Los Angeles, CA 90017

Fax #: 213.947.1914